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                                                                   Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 333-55324, 333-55320, and 333-57332 of EXE Technologies, Inc. (the "Company")
on Form S-8 of our report dated May 26, 2000 (August 22, 2000 as to Note 3) relating to the financial statements of Allpoints Systems, Inc., appearing in this Report on Form 8-K/A of the Company.

                                            /s/ Deloitte & Touche LLP


Boston, Massachusetts
April 5, 2001





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